     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 1997

                                                    REGISTRATION NOS.:  33-23669
                                                                        811-5654

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/

                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 10                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 11                             /X/
                               ------------------

                          DEAN WITTER STRATEGIST FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
        _X_ on July 28, 1997 pursuant to paragraph (b)
        ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485.

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (a)(1) OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDING JULY 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1996.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          DEAN WITTER STRATEGIST FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Prospectus Summary; Summary of Fund Expenses
 3.  ..........................................  Financial Highlights; Performance Information
 4.  ..........................................  Prospectus Summary; Financial Highlights; Investment Objective and
                                                  Policies; The Fund and Its Management; Cover Page; Investment
                                                  Restrictions
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Purchase of Fund Shares; Shareholder Services; Prospectus Summary
 8.  ..........................................  Purchase of Fund Shares; Redemptions and Repurchases; Shareholder
                                                  Services;
 9.  ..........................................  Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  The Fund and Its Management; Trustees and Officers
15.  ..........................................  The Fund and Its Management; Trustees and Officers
16.  ..........................................  The Fund and Its Management; The Distributor; Custodian and Transfer
                                                  Agent; Independent Accountants; Shareholder Services
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Description of Shares
19.  ..........................................  The Distributor; Purchase of Fund Shares; Redemptions and Repurchases;
                                                  Financial Statements; Determination of Net Asset Value; Shareholder
                                                  Services
20.  ..........................................  Dividends, Distributions and Taxes; Financial Statements
21.  ..........................................  The Distributor
22.  ..........................................  Performance Information
23.  ..........................................  Experts; Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              JULY 28, 1997


              Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company, the objective of which is to maximize the total return on its investments. The Fund seeks to achieve its investment objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments. See "Investment Objective and Policies."


               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class B shares. See "Purchase of Fund Shares-- Alternative Purchase Arrangements."



               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/5
Financial Highlights/7
The Fund and its Management/8
Investment Objective and Policies/8
  Risk Considerations/12
Investment Restrictions/16
Purchase of Fund Shares/16
Shareholder Services/28
Redemptions and Repurchases/31
Dividends, Distributions and Taxes/32
Performance Information/33
Additional Information/33


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Strategist Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end, non-diversified management investment company. The Fund invests in equity securities, fixed-income securities and money market instruments in portions determined by the Investment Manager to best enable the Fund to maximize the total return on a shareholder's investment.
----------------------------------------------------------------------------------------------------------
Shares           Shares of beneficial interest with $0.01 par value (see page 33). The Fund offers four
Offered          Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 16-27).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 16).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is to maximize the total return on its investments.
Objective
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
Manager          subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $96.6 billion at June 30, 1997 (see page 8).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.60% of daily net
Fee              assets on assets not exceeding $500 million, scaled down at various asset levels to 0.475%
                 on daily net assets exceeding $1.5 billion (see page 8).
----------------------------------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
and              plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution     respect to the distribution fees paid by the Class A, Class B, and Class C shares of the
Fee              Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 16 and 26).
----------------------------------------------------------------------------------------------------------
Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                 Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                 0.25% of average daily net assets of the Class (see pages 16, 20 and 27).

--------------------------------------------------------------------------------


                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of (i) 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares since implementation of the 12b-1 Plan on November 8, 1989 or (b) the average daily net assets of Class B attributable to shares issued since implementation of the 12b-1 Plan, plus (ii)
                 0.25% of the average daily net assets of Class B attributable to shares issued prior to implementation of the 12b-1 Plan. All shares of the Fund held prior to July 28, 1997
                 (other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) and the shares held by certain employee benefit plans established by Dean
                 Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) and shares held by those employee benefit plans prior to July
                 28, 1997 have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 16, 22 and 26).

                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 16, 25 and 26).

                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                 16, 25 and 26).
----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income are paid quarterly and distributions from net capital
and              gains, if any, are paid at least once per year. The Fund may, however, determine to retain
Capital Gains    all or part of any net long-term capital gains in any year for reinvestment. Dividends and
Distributions    capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 28 and 32).
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                 EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 31).
----------------------------------------------------------------------------------------------------------
Special          The net asset value of the Fund's shares will fluctuate with changes in the market value
Risk             of its portfolio securities. The level of income payable to the investor will vary
Considerations   depending upon the market allocation determined by the Fund's Investment Manager and with various market determinants such as interest rates. The Fund may make various investments and may engage in various investment strategies including option and futures transactions, when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, foreign securities and repurchase agreements (pages 8-16). The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (see page 15).
----------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended July 31, 1996.



                                                         CLASS A   CLASS B   CLASS C   CLASS D
                                                         -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................   5.25%(1)  None      None      None
Sales Charge Imposed on Dividend Reinvestments.........   None      None      None      None
Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds)............................................   None(2)   5.00%(3)  1.00%(4)  None
Redemption Fees........................................   None      None      None      None
Exchange Fee...........................................   None      None      None      None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
-------------------------------------------------------
Management Fees........................................   0.56%     0.56%     0.56%     0.56%
12b-1 Fees (5) (6).....................................   0.25%     0.88%(7)  1.00%     None
Other Expenses.........................................   0.15%     0.15%     0.15%     0.15%
Total Fund Operating Expenses (8)......................   0.96%     1.59%     1.71%     0.71%


------------

(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").



(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").



(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.



(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").



(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").



(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").



(7) THE 12b-1 FEE HAS BEEN RESTATED TO REFLECT WHAT THE FEE WOULD HAVE BEEN IF THE SHARES THAT HAVE BEEN DESIGNATED CLASS D SHARES WERE NOT INCLUDED IN THE FUND AS OF JULY 31, 1996. THE ACTUAL 12b-1 FEE WAS 0.87%.



(8) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO THE DATE OF THIS PROSPECTUS. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------


                                                                                                                    10
EXAMPLES                                                                            1 YEAR    3 YEARS   5 YEARS    YEARS
----------------------------------------------------------------------------------  -------   -------   -------   -------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
 annual return and (2) redemption at the end of each time period:
    Class A.......................................................................  $   62    $   81    $  103    $  164
    Class B.......................................................................  $   66    $   80    $  107    $  189
    Class C.......................................................................  $   27    $   54    $   93    $  202
    Class D.......................................................................  $    7    $   23    $   40    $   88

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................  $   62    $   81    $  103    $  164
    Class B.......................................................................  $   16    $   50    $   87    $  189
    Class C.......................................................................  $   17    $   54    $   93    $  202
    Class D.......................................................................  $    7    $   23    $   40    $   88



    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.



    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."



    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each of the periods through July 31, 1996 have been audited by Price Waterhouse LLP, independent accountants. The information for the six-month period ended January 31, 1997 is unaudited. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997, other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively, the "Old Shares")) and shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. The Old Shares and shares held by those employees benefit plans prior to July 28, 1997 have been designated Class D shares.



                                                                                                          FOR THE
                                                                                                           PERIOD
                         FOR THE SIX                                                                    OCTOBER 31,
                           MONTHS                                                                          1988*
                            ENDED                       FOR THE YEAR ENDED JULY 31                        THROUGH
                         JANUARY 31,  ---------------------------------------------------------------     JULY 31,
                            1997        1996     1995     1994      1993     1992     1991     1990         1989
--------------------------------------------------------------------------------------------------------------------
                         (UNAUDITED)
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning
 of period.............. $ 16.02      $ 15.87   $14.43   $14.59   $ 14.39   $13.09   $11.65   $11.37    $ 9.45
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
Net investment income...    0.21         0.30     0.34     0.30      0.26     0.27     0.27     0.23      0.38
Net realized and
 unrealized gain........    2.08         1.43     1.86     0.22      0.81     1.27     1.50     0.55      1.84
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
Total from investment
 operations.............    2.29         1.73     2.20     0.52      1.07     1.54     1.77     0.78      2.22
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
Less dividends and
 distributions from:
  Net investment
   income...............  (0.22)        (0.32)   (0.29)   (0.26)    (0.31)   (0.24)   (0.26)   (0.29)   (0.30)
  Net realized gain.....  (1.40)        (1.26)   (0.47)   (0.42)    (0.56)    --      (0.07)   (0.21)     --
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
Total dividends and
 distributions..........  (1.62)        (1.58)   (0.76)   (0.68)    (0.87)   (0.24)   (0.33)   (0.50)   (0.30)
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
Net asset value, end of
 period................. $ 16.69      $ 16.02   $15.87   $14.43   $ 14.59   $14.39   $13.09   $11.65    $11.37
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
                         -----------  --------  -------  -------  --------  -------  -------  -------   ------------
TOTAL INVESTMENT
 RETURN+................   14.57%(1)    11.47%   16.05%    3.53%     7.59%   11.88%   15.67%    7.21%    23.76%(1)
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................    1.55%(2)     1.58%    1.63%    1.62%     1.62%    1.63%    1.59%    1.53%     0.97%(2)(3)
Net investment income...    2.53%(2)     1.88%    2.35%    2.03%     1.90%    2.19%    2.37%    2.39%     6.00%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of
 period, in millions....  $1,422       $1,259     $878     $806      $783     $441     $238     $196       $48
Portfolio turnover
 rate...................      72%(1)      174%     179%      90%       98%      79%     140%     101%       70%(1)
Average commission rate
 paid................... $0.0585      $0.0597     --       --       --        --       --       --        --


------------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Fund had borne all its expenses that were assumed or waived by the
     Investment Manager, the above annualized expense and net investment income ratios would have been 1.48% and 5.48%, respectively.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 5, 1988.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $93.1 billion as of June 30, 1997. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs, manage the investment of the Fund's assets and determine the allocations of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.60% of the portion of the Fund's net assets not exceeding $500 million, scaled down at various asset levels to 0.475% on the portion of the Fund's net assets exceeding $1.5 billion. For the fiscal year ended July 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.56% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.58% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Fund's shareholders. In seeking to achieve its objective, the Fund actively allocates assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Fund will be achieved.

    The achievement of the Fund's investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

    To facilitate reallocation of the Fund's assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager employs transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Fund's assets invested in fixed-income securities and a concomitant decrease in that portion of the Fund's assets invested in equity securities is timely, the Fund might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's Corporation ("S&P") 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Fund's asset reallocations. See below for a discussion of futures transactions.

    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Fund may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Fund may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Fund may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Fund may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") (while bonds rated Baa by Moody's are considered investment grade, they have speculative characteristics as well) or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information). U.S. Government securities which may be purchased include zero coupon securities. In addition, the Fund may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Fund may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facili-tate asset reallocations into and out of the fixed-income area.

    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments. The money market portion of the Fund's portfolio will contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. For a discussion of the risks of investing in Eurodollar certificates of deposit, see "Risk Considerations--Foreign Securities" below.

    FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but not more than 10% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currency. With regard to foreign fixed-income securities, the Investment Manager believes that in many instances such securities may provide higher yields than similar securities of domestic issuers. For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. For a discussion of the risks of investing in repurchase agreements, see "Risk Considerations" below.

    PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. For a discussion of the risks of investing in private placements, see "Risk Considerations" below.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    OPTIONS. The Fund also may purchase and sell (write) call and put options on debt and equity securi-ties which are listed on Exchanges or are written in over-the-counter transactions ("OTC options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date). See "Options and Futures Transactions-- Covered Call Writing" in the Statement of Additional Information.

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. See "Options and Futures Transactions--Covered Put Writing" in the Statement of Additional Information.

    PURCHASING CALL AND PUT OPTIONS. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    STOCK INDEX OPTIONS. The Fund may purchase and write options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Stock Index Options" and "Risks of Options on Indexes" in the Statement of Additional Information.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate futures") and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index futures") and the Moody's Investment-Grade Corporate Bond Index

("bond index futures"). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. As noted above, the Fund may also engage in futures transactions to facilitate reallocation of the Fund's assets. The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. See "Options and Futures Transactions--Futures Contracts" and "Options on Futures Contracts" in the Statement of Additional Information.

    For a discussion of the risks of options and futures transactions, see "Risk Considerations" below and "Options and Futures Transactions" in the Statement of Additional Information.
                            ------------------------

    The Fund may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, may purchase securities on a "when, as and if issued" basis, may lend its portfolio securities, and may enter into reverse repurchase agreements, as discussed under "Risk Considerations" below.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various determinants such as interest rates.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    REPURCHASE AGREEMENTS. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    PRIVATE PLACEMENTS. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. In the case of restricted securities determined to be "liquid" pursuant to Rule 144A under the Securities Act, the Fund's illiquidity could increase if qualified institutional buyers become unavailable.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.

    Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940 (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT


    The Fund's portfolio is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within InterCapital's Growth and Income Group, which manages twenty-two funds and fund portfolios, with approximately $27.3 billion in assets as of June 30, 1997. Mark Bavoso, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund since January, 1994, and has been a portfolio manager at InterCapital for over five years.



    Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.


    It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 200% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate and stock and bond index futures contracts and related options thereon.

   4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


GENERAL



    The Fund offers each class of its its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.


    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Strategist Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in each account under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.



    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


ALTERNATIVE PURCHASE ARRANGEMENTS



    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).



    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."



    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.



    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."



    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.



    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."



    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."



    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."



    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:



    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.



    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.



    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.



    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                 -----------------------------------------------------
CLASS              SALES CHARGE             12b-1 FEE           CONVERSION FEATURE
----------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales              0.25%                No
          charge reduced for purchases
          of $25,000 and over; shares
          sold without an initial sales
          charge generally subject to a
          1.0% CDSC during first year.
----------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the             1.0%   B shares convert to A shares
          first year decreasing to 0                      automatically after
          after six years                                 approximately ten years
----------------------------------------------------------------------------------------
  C       1.0% CDSC during first year              1.0%                 No
----------------------------------------------------------------------------------------
  D                    None                   None                      No
----------------------------------------------------------------------------------------



    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.



    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0



    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.



    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of

21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.



    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.



    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.



    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.



    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.



    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more,

Class A shares also may be purchased at net asset value by the following:



   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;



   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);



   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;



   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;



   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and



   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.



    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.



    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES



    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus
(ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan.



    Except as noted below, Class B shares of the Fund which are held for six years or more after pur-
chase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None



    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:



           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None



    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and



   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.



    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 (other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, including such proportion of shares acquired through reinvestment of dividends and capital gains distributions as the total number of shares acquired prior to such date bears to the total number of Fund shares purchased and owned by a shareholder (collectively, the "Old Shares") and shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.



    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. The Old Shares and shares held by the employee benefit plans referred to in clause (iii) above prior to July 28, 1997 have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION



    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.



    For the fiscal year ended July 31, 1996, the Fund accrued payments under the Plan amounting to $9,851,971, which amount is equal to 0.87% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clauses (i)(a) and (ii) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than the Old Shares and shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares.



    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $37,253,459 at July 31, 1996, which was equal to 2.96% of the Fund's net assets on such date. Of this amount, $13,444,602 represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE


    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.



    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemtption").



    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases.")



    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE


    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds:
Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectus for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.



    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.
O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.


    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.


    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.



    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to distribute all of its net investment income on a quarterly basis. The Fund may distribute quarterly net realized short-term capital gains, if there are any. The Fund intends to distribute net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.



    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")



    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.


    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term capital gains or losses. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.


    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (e.g., mutual fund performance rankings of Lipper Analytical Services, Inc.; S&P 500 stock index; Dow Jones and Company, Inc. Industrial Average).


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                                  FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.                  Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust             Dean Witter Tax-Exempt Securities Trust
Dean Witter New York Municipal Money Market Trust   Dean Witter U.S. Government Securities Trust
Dean Witter California Tax-Free Daily Income Trust  Dean Witter California Tax-Free Income Fund
Dean Witter U.S. Government Money Market Trust      Dean Witter New York Tax-Free Income Fund
EQUITY FUNDS                                        Dean Witter Convertible Securities Trust
Dean Witter American Value Fund                     Dean Witter Federal Securities Trust
Dean Witter Natural Resource Development            Dean Witter World Wide Income Trust
 Securities Inc.                                    Dean Witter Intermediate Income Securities
Dean Witter Dividend Growth Securities Inc.         Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Developing Growth Securities Trust      Dean Witter Multi-State Municipal Series Trust
Dean Witter World Wide Investment Trust             Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Value-Added Market Series               Dean Witter Diversified Income Trust
Dean Witter Utilities Fund                          Dean Witter Limited Term Municipal Trust
Dean Witter Precious Metals and Minerals Trust      Dean Witter Short-Term Bond Fund
Dean Witter Capital Growth Securities               Dean Witter High Income Securities
Dean Witter European Growth Fund Inc.               Dean Witter National Municipal Trust
Dean Witter Pacific Growth Fund Inc.                Dean Witter Balanced Income Fund
Dean Witter Health Sciences Trust                   Dean Witter Hawaii Municipal Trust
Dean Witter Global Dividend Growth Securities       Dean Witter Intermediate Term U.S. Treasury
Dean Witter Global Utilities Fund                   Trust
Dean Witter International SmallCap Fund             DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund                     Liquid Asset Series
Dean Witter Balanced Growth Fund                    U.S. Government Money Market Series
Dean Witter Capital Appreciation Fund               U.S. Government Securities Series
Dean Witter Information Fund                        Intermediate Income Securities Series
Dean Witter Special Value Fund                      American Value Series
Dean Witter Financial Services Trust                Capital Growth Series
Dean Witter Market Leader Trust                     Dividend Growth Series
ASSET ALLOCATION FUNDS                              Strategist Series
Dean Witter Strategist Fund                         Utilities Series
Dean Witter Global Asset Allocation Fund            Value-Added Market Series
ACTIVE ASSETS ACCOUNT PROGRAM                       Global Equity Series
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets Government Securities Trust
Active Assets California Tax-Free Trust

                                    DEAN WITTER
Dean Witter                         STRATEGIST
Strategist Fund                     FUND
Two World Trade Center
New York, New York 10048
TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                            PROSPECTUS -- JULY 28, 1997

STATEMENT OF ADDITIONAL INFORMATION                                  DEAN WITTER
JULY 28, 1997                                                    STRATEGIST FUND

--------------------------------------------------------------------------------


    Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company, the investment objective of which is to maximize the total return on its investments. The Fund seeks to achieve its objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments. See "Investment Practices and Policies."


    A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Strategist Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management ...............................................    3
Trustees and Officers .....................................................    6
Investment Practices and Policies .........................................   11
Investment Restrictions ...................................................   25
Portfolio Transactions and Brokerage ......................................   26
The Distributor ...........................................................   28
Determination of Net Asset Value ..........................................   32
Purchase of Fund Shares ...................................................   33
Shareholder Services ......................................................   35
Redemptions and Repurchases ...............................................   40
Dividends, Distributions and Taxes ........................................   41
Performance Information ...................................................   43
Description of Shares of the Fund .........................................   44
Custodian and Transfer Agent ..............................................   44
Independent Accountants ...................................................   45
Reports to Shareholders ...................................................   45
Legal Counsel .............................................................   45
Experts ...................................................................   45
Registration Statement ....................................................   45
Financial Statements - July 31, 1996 ......................................   46
Report of Independent Accountants .........................................   60
Financial Statements - January 31, 1997 (unaudited) .......................   61
Appendix ..................................................................   74

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on August 5, 1988.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."



    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Global Short-Term Income Fund, Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income

Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.



    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.60% of the portion of the daily net assets not exceeding $500 million; 0.55% of the next $500 million; 0.50% of the next $500 million; and 0.475% of the portion of the daily net assets exceeding $1.5 billion. For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund accrued to the Investment Manager total compensation of $4,711,608, $4,679,443 and $6,414,184, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


    The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993, as such agreement had been amended by the Trustees at their meetings held on April 28, 1993 and April 17, 1996, to lower the management fees charged on the Fund's daily net assets in excess of $1 billion and $1.5 billion. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement had an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Michael Bozic (56)                         Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                    (since November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation           formerly President and Chief Executive Officer of Hills Department
6111 Broken Sound Parkway, N.W.            Stores (May, 1991-July, 1995); formerly variously Chairman, Chief
Boca Raton, Florida                        Executive Officer, President and Chief Operating Officer (1987-1991) of
                                           the Sears Merchandise Group of Sears, Roebuck and Co.; Director of
                                           Eaglemark Financial Services, Inc., the United Negro College Fund and
                                           Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)               Chairman and Chief Executive Officer and Director of InterCapital, DWSC
Chairman of the Board,                     and Distributors; Executive Vice President and Director of DWR;
President and Chief Executive              Chairman, Director or Trustee, President and Chief Executive Officer of
Officer and Trustee                        the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of
Two World Trade Center                     the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company
New York, New York                         ("DWTC"); Director and/or officer of various MSDWD subsidiaries;
                                           formerly Executive Vice President and Director of Dean Witter, Discover
                                           and Co. (until February, 1993).

Edwin J. Garn (64)                         Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                    Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Corporation                   (1980-1986); formerly Mayor of Salt Lake City, Utah (1972-1974);
500 Huntsman Way                           formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice
Salt Lake City, Utah                       Chairman, Huntsman Corporation (since January, 1993); Director of
                                           Franklin Quest (time management systems) and John Alden Financial Corp.
                                           (health insurance); member of the board of various civic and charitable organizations.

John R. Haire (72)                         Chairman of the Audit Committee and Chairman of the Committee of the
Trustee                                    Independent Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                     Witter Funds; Chairman of the Audit Committee and Chairman of the
New York, New York                         Committee of the Independent Trustees and Trustee of the TCW/DW Funds;
                                           formerly President, Council for Aid to Education (1978-1989) and
                                           Chairman and Chief Executive Officer of Anchor Corporation, an
                                           Investment Adviser (1964-1978); Director of Washington National
                                           Corporation (insurance).

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Wayne E. Hedien** (63)                     Retired, Director or Trustee of the Dean Witter Funds (commencing on
Trustee                                    September 1, 1997); Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                 insurance); Trustee and Vice Chairman of The Field Museum of Natural
Weitzen Shalov & Wein                      History; formerly associated with the Allstate Companies (1966-1994),
Counsel to the Independent Trustees        most recently as Chairman of The Allstate Corporation (March,
114 West 47th Street                       1993-December, 1994) and Chairman and Chief Executive Officer of its
New York, New York                         wholly-owned subsidiary, Allstate Insurance Company (July,
                                           1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)                 Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                    Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick International, Inc.      international economic commission; Director or Trustee of the Dean
1133 Connecticut Avenue, N.W.              Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since
Washington, DC                             June, 1995); Director of Greenwich Capital Markets, Inc.
                                           (broker-dealer); Trustee of the Financial Accounting Foundation
                                           (oversight organization for the Financial Accounting Standards Board);
                                           formerly Vice Chairman of the Board of Governors of the Federal Reserve
                                           System (1986-1990) and Assistant Secretary of the U.S. Treasury
                                           (1982-1986).

Michael E. Nugent (61)                     General Partner, Triumph Capital, L.P., a private investment
Trustee                                    partnership; Director or Trustee of the Dean Witter Funds; Trustee of
c/o Triumph Capital, L.P.                  the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT
237 Park Avenue                            Capital Corporation (1984-1988); Director of various business
New York, New York                         organizations.

Philip J. Purcell* (53)                    Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                    MSDWD, DWR and Novus Credit Services Inc.; Director of InterCapital,
1585 Broadway                              DWSC and Distributors; Director or Trustee of the Dean Witter Funds;
New York, New York                         Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (66)                     Retired; Director or Trustee of the Dean Witter Funds; Trustee of the
Trustee                                    TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                 Executive Vice President and Chief Investment Officer of the Home
Weitzen Shalov & Wein                      Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

Barry Fink (42)                            Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary                  Counsel (since February, 1997) of InterCapital and DWSC; Senior Vice
and General Counsel                        President (since March, 1997) and Assistant Secretary and Assistant
Two World Trade Center                     General Counsel (since February, 1997) of Distributors; Assistant
New York, New York                         Secretary of DWR (since August, 1996); Vice President, Secretary and
                                           General Counsel of the Dean Witter Funds and the TCW/DW Funds (since
                                           February, 1997); previously First Vice President (June, 1993-February,
                                           1997), Vice President (until June, 1993) and Assistant Secretary and
                                           Assistant General Counsel of InterCapital and DWSC and Assistant
                                           Secretary of the Dean Witter Funds and the TCW/DW Funds.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Mark Bavoso (36)                           Senior Vice President of InterCapital (since June, 1993); formerly Vice
Vice President                             President of InterCapital.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                      First Vice President and Assistant Treasurer of InterCapital and DWSC;
Treasurer                                  Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York

------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
** Mr. Hedien's term as Trustee will commence on September 1, 1997.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a staff attorney with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.



    Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1996.

                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,963
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,700
John L. Schroeder.............................................       1,800



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1996 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of July 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.


          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                           FOR ALL ADOPTING FUNDS                                     ESTIMATED ANNUAL
                                   --------------------------------------   RETIREMENT BENEFITS           BENEFITS
                                        ESTIMATED                           ACCRUED AS EXPENSES      UPON RETIREMENT(2)
                                     CREDITED YEARS         ESTIMATED      ----------------------  ----------------------
                                      OF SERVICE AT       PERCENTAGE OF                 BY ALL       FROM      FROM ALL
                                       RETIREMENT           ELIGIBLE        BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE           (MAXIMUM 10)        COMPENSATION      FUND(3)      FUNDS      FUND(5)      FUNDS
---------------------------------  -------------------  -----------------  ---------  -----------  ---------  -----------
Michael Bozic....................              10               50.0%      $     147  $    20,147  $     950  $    51,325
Edwin J. Garn....................              10               50.0            (599)      27,772        950       51,325
John R. Haire....................              10               50.0           1,188       46,952      4,687      129,550
Dr. Manuel H. Johnson............              10               50.0            (415)      10,926        950       51,325
Michael E. Nugent................              10               50.0            (753)      19,217        950       51,325
John L. Schroeder................               8               41.7             281       38,700        792       42,771


---------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) These numbers reflect the effect of the combination of the net assets of Dean Witter Managed Assets Trust with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization.


    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    U.S. GOVERNMENT SECURITIES. As stated in the Prospectus, the Fund may invest in short-term to intermediate (one to five year maturities) and intermediate to long term (greater than five year maturities) fixed-income securities which are issued or guaranteed, as to principal and interest, by the United States or its agencies and instrumentalities.

    Such U.S. Government securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest currently.

    MONEY MARKET INSTRUMENTS. As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

        U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

        BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

        EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

        OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

        FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

        COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund did not lend any of its portfolio securities during the fiscal year ended July 31, 1996.

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase. the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from the sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund has not to date and does not presently intend to enter into repurchase agreements so that more than 5% of the Fund's net assets are subject to such agreements.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

    WARRANTS. The Fund may acquire warrants attached to other securities and, in addition may invest up to 5% of the value of its total assets in warrants, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges (currently the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange) and are written in over-the-counter transactions ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize a loss and incur transaction costs.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on stock index options, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The value of the premium received will fluctuate with varying economic market conditions.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) and, as to 2% of its total assets, purchase call options on securities it intends to purchase. If, in the latter case, the price of the security underlying the option fails to rise above the exercise price by an amount exceeding the price of the option premium, the Fund will sustain a loss equal to some or all of the premium price. A call purchased to close out a position is likely to be on the same securities and have the same terms as the written option. The option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Fund assumes the risk of loss should the market value of the underlying securities decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as cover for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on, among other indexes, the Standard & Poor's 100 Index and the Standard & Poor's 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial

News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market-wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund, as a call writer, would not be able to provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate futures") and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index futures").

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates and to alter the Fund's asset allocation in fixed-income securities. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, or wishes to decrease the Fund's asset allocation in fixed-income securities, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated or if the Investment Manager wishes to increase the Fund's asset allocation of fixed-income securities, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall or wishes to decrease the Fund's asset allocation in equity securities, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to increase the Fund's assets which are invested in stocks or as a hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. This allows the Fund to purchase equities, in accordance with the Investment Manager's asset allocations, in an orderly and efficacious manner. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, "an initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call
(put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and the Fund will treat these assets as such.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Borrow money (except insofar as to the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement), except that the Fund may, but not to leverage the Fund's assets, borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restrictions described above.

         9. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        10.   Make short sales of securities.

        11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        13. Invest for the purpose of exercising control or management of any other issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid a total of $627,783, $845,540 and $1,417,865, respectively, in brokerage commissions.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended July 31, 1996, the Fund directed the payment of $1,266,052 in brokerage commissions in connection with transactions in the aggregate amount of $1,018,524,409 to brokers because of research services provided.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit such transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid a total of $22,810, $84,770 and $105,265, respectively, in brokerage commissions to DWR. The brokerage commissions paid to DWR represented approximately 7.42% of the total brokerage commissions paid by the Fund for the fiscal year ended July 31, 1996 and were paid on account of transactions having an aggregate dollar value equal to approximately 8.28% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.


    During the fiscal year ended July 31, 1996, the Fund purchased bonds issued by PaineWebber Inc. and Donaldson, Lufkin & Jenrette Securities and common stock issued by Morgan Stanley Group Inc. and Merrill Lynch & Co. At July 31, 1996, the Fund held a bond issued by PaineWebber Inc. and common stock issued by Morgan Stanley Group Inc. and Merrill Lynch & Co. with market values of $5,116,369, $4,387,500 and $3,924,375, respectively. These issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the fiscal year ended July 31, 1996.

THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Trustees.



    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgement or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.



PLAN OF DISTRIBUTION



    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, (i) 1.0% of the lesser of:
(a) the average daily
aggregate gross sales of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the implementation of the Plan; plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the Plan. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $1,294,000, $1,775,000 and $1,662,000 in contingent deferred sales charges for the fiscal years ended July 31, 1994, 1995 and 1996, respectively, none of which was retained by the Distributor.



    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


    The Plan was adopted by a majority vote of the Trustees, including all of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and who had or have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on July 27, 1989, and by the shareholders holding a majority, as defined in the Act, of the outstanding shares of the Fund, at the Fund's Special Meeting of Shareholders held on November 8, 1989. The Plan amended and restated the Fund's initial Plan of Distribution which had been in effect from August 26, 1988 through November 7, 1989.


    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on December 19, 1995, the shareholders of the Fund approved an amendment to the Plan to permit payments to be made under the Plan with respect to distribution expenses incurred in connection with the distribution of shares of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 1996, of $9,851,971. This amount is equal to 0.87% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clauses (i)(a) and (ii) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.



    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.



    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.



    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).



    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.



    The Fund paid 100% of the $9,851,971 accrued under the Plan for the fiscal year ended July 31, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $77,907,578 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 3.01% ($2,345,917)--advertising and promotional expenses; (ii) 0.31% ($240,658) printing of prospectuses for distribution to other than current shareholders; and (iii) 96.68% ($75,321,003)--other expenses, including the gross sales credit and the carrying charge, of which 6.62% ($4,983,371) represents carrying charges, 30.10% ($22,671,872) represents commission credits to DWR branch offices for payments of commissions to account executives, 45.43% ($34,221,158) represents overhead and other branch office distribution-related expenses, and 17.85% ($13,444,602) represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.



    At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $37,253,459 as of July 31, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund or any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



    Under its terms, the Plan had an initial term ending April 30, 1990 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a meeting of the Trustees held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.



    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.



DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



PURCHASE OF FUND SHARES

--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.



    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.



    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.



    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.



    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES



    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.



    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:



               YEAR SINCE
                PURCHASE                   CDSC AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
----------------------------------------  --------------------------
First...................................               5.0%
Second..................................               4.0%
Third...................................               3.0%
Fourth..................................               2.0%
Fifth...................................               2.0%
Sixth...................................               1.0%
Seventh and thereafter..................             None



    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:



               YEAR SINCE
                PURCHASE                   CDSC AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
----------------------------------------  --------------------------
First...................................               2.0%
Second..................................               2.0%
Third...................................               1.0%
Fourth and thereafter...................             None



    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.



    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Strategist Fund or in another Class of Dean Witter Strategist Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.



    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.



    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.



    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").



    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.



    DIRECT INVESTMENT THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Strategist Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days.

There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust although that fund may, in its discretion, accept initial investments as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.


    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.



    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.



    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.



    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.



    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and net capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

    Gains or losses on the Fund's transactions, if any, in futures and non-equity options generally are treated as 60% long-term and 40% short-term capital gains or losses. When the Fund engages in futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Under current federal law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution or cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    In computing net investment income, the Fund will not amortize premiums or accrue discounts on fixed-income securities in the portfolio, except those original issue discounts for which amortization is required for federal income tax purposes. Additionally, with respect to market discounts on bonds, a portion of any capital gain realized upon disposition may be characterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code. Realized gains and losses on security transactions are determined on the identified cost method.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the fiscal year ended July 31, 1996, for the five year period ended July 31, 1996 and for the period from October 31, 1988 (commencement of operations) through July 31, 1996 were 6.47%, 9.75% and 12.40%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of the Fund for the fiscal year ended July 31, 1996, for the five year period ended July 31, 1996 and for the period October 31, 1988 through July 31, 1996 were 11.47%, 10.02% and 12.40%, respectively.
These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for the fiscal year ending July 31, 1996, for the five year period ended July 31, 1996 and for the period October 31, 1988 through July 31, 1996 were 11.47%, 61.22% and 147.41%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $24,741, $123,705 and $ 247,410, respectively, at July 31, 1996. This information is for Class B only; there were no other Classes of shares outstanding on such date.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


DESCRIPTION OF SHARES OF THE FUND

--------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.



    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.


    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing propectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, a report showing the Fund's portfolio and other information. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.


LEGAL COUNSEL

--------------------------------------------------------------------------------


    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.


EXPERTS
--------------------------------------------------------------------------------

    The annual financial statements of the Fund for the year ended July 31, 1996 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             COMMON STOCKS (49.9%)
             AEROSPACE & DEFENSE (1.3%)
   100,000   General Motors Corp. (Class H)....  $       5,700,000
   166,000   Honeywell, Inc....................          8,798,000
    25,700   Rockwell International Corp.......          1,349,250
                                                 -----------------
                                                        15,847,250
                                                 -----------------
             ALUMINUM (0.7%)
   150,000   Aluminum Co. of America...........          8,700,000
                                                 -----------------
             AUTO PARTS (0.1%)
     9,000   TRW, Inc..........................            813,375
                                                 -----------------
             AUTOMOTIVE (1.0%)
   288,000   Chrysler Corp.....................          8,172,000
   130,000   Ford Motor Co.....................          4,225,000
                                                 -----------------
                                                        12,397,000
                                                 -----------------
             BANKS - MONEY CENTER (0.8%)
    80,000   Citicorp..........................          6,550,000
    48,000   Morgan (J.P.) & Co., Inc..........          4,128,000
                                                 -----------------
                                                        10,678,000
                                                 -----------------
             BANKS - REGIONAL (0.4%)
    20,000   Wells Fargo & Co..................          4,657,500
                                                 -----------------
             BEVERAGES - SOFT DRINKS (0.6%)
   227,800   PepsiCo Inc.......................          7,204,175
                                                 -----------------
             BROADCAST MEDIA (0.8%)
   550,000   U.S. West Media Group*............          9,487,500
                                                 -----------------
             BROKERAGE (0.7%)
    65,000   Merrill Lynch & Co., Inc..........          3,924,375
    90,000   Morgan Stanley Group, Inc.........          4,387,500
                                                 -----------------
                                                         8,311,875
                                                 -----------------
             BUSINESS SYSTEMS (0.7%)
   170,000   Electronic Data Systems Corp......          8,988,750
                                                 -----------------
             CHEMICALS (1.1%)
    60,000   Dow Chemical Co...................          4,462,500
    10,000   Du Pont (E.I.) de Nemours & Co.,
               Inc.............................            807,500
   290,000   Monsanto Co.......................          9,062,500
                                                 -----------------
                                                        14,332,500
                                                 -----------------
             CHEMICALS - SPECIALTY (1.2%)
   207,600   Georgia Gulf Corp.................          6,383,700
    16,000   PPG Industries, Inc...............            788,000
   200,000   Praxair, Inc......................          7,675,000
    12,000   Rohm & Haas Co....................            714,000
                                                 -----------------
                                                        15,560,700
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             COMMUNICATIONS - EQUIPMENT &
             SOFTWARE (1.1%)
   261,400   Cisco Systems, Inc.*..............  $      13,527,450
                                                 -----------------
             COMPUTER EQUIPMENT (1.0%)
    56,200   Komag Inc.*.......................          1,152,100
    76,800   Seagate Technology, Inc.*.........          3,715,200
   530,000   Teradyne, Inc.*...................          7,155,000
                                                 -----------------
                                                        12,022,300
                                                 -----------------
             COMPUTER SERVICES (1.1%)
   257,500   Diebold, Inc......................         14,098,125
                                                 -----------------
             COMPUTER SOFTWARE (1.3%)
    73,400   Microsoft Corp.*..................          8,642,850
   200,000   Oracle Corp.*.....................          7,800,000
                                                 -----------------
                                                        16,442,850
                                                 -----------------
             COMPUTERS (2.0%)
   280,000   Dell Computer Corp.*..............         15,505,000
   250,000   Gateway 2000, Inc.*...............         10,000,000
                                                 -----------------
                                                        25,505,000
                                                 -----------------
             COMPUTERS - SYSTEMS (1.7%)
   195,800   Hewlett-Packard Co................          8,615,200
    44,000   International Business Machines
               Corp............................          4,746,500
   150,000   Sun Microsystems, Inc.*...........          8,175,000
                                                 -----------------
                                                        21,536,700
                                                 -----------------
             DRUGS & HEALTHCARE (1.3%)
   160,000   Abbott Laboratories...............          7,040,000
   194,744   Johnson & Johnson.................          9,299,026
                                                 -----------------
                                                        16,339,026
                                                 -----------------
             ELECTRICAL EQUIPMENT (1.1%)
    71,000   Emerson Electric Co...............          5,990,625
    89,300   General Electric Co...............          7,356,087
                                                 -----------------
                                                        13,346,712
                                                 -----------------
             ELECTRICAL HOUSEHOLD APPLIANCES (0.2%)
   121,500   Maytag Corp.......................          2,430,000
                                                 -----------------
             ENTERTAINMENT (1.2%)
   200,000   Carnival Corp. (Class A)..........          5,375,000
   330,000   Circus Circus Enterprises,
               Inc.*...........................         10,147,500
                                                 -----------------
                                                        15,522,500
                                                 -----------------
             FINANCIAL SERVICES (1.9%)
   150,000   American Express Co...............          6,562,500
    80,000   Beneficial Corp...................          4,320,000
   240,000   Federal National Mortgage
               Assoc...........................          7,620,000
   140,000   Travelers Group, Inc..............          5,915,000
                                                 -----------------
                                                        24,417,500
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             FOODS (1.5%)
    88,000   Campbell Soup Co..................  $       5,973,000
   150,000   General Mills, Inc................          8,137,500
   140,000   Quaker Oats Company (The).........          4,480,000
                                                 -----------------
                                                        18,590,500
                                                 -----------------
             FOREST PRODUCTS, PAPER & PACKAGING (1.5%)
   254,000   Champion International Corp.......         10,731,500
   210,000   International Paper Co............          7,953,750
                                                 -----------------
                                                        18,685,250
                                                 -----------------
             HARDWARE & TOOLS (0.8%)
   250,000   Black & Decker Corp...............          9,187,500
    36,000   Stanley Works.....................          1,026,000
                                                 -----------------
                                                        10,213,500
                                                 -----------------
             HEALTHCARE - MISCELLANEOUS (1.5%)
   554,000   Humana, Inc.*.....................          9,279,500
   140,000   PacifiCare Health Systems (Class
               B)*.............................          9,450,000
                                                 -----------------
                                                        18,729,500
                                                 -----------------
             HOSPITAL MANAGEMENT (0.6%)
   143,000   Columbia/HCA Healthcare Corp......          7,328,750
                                                 -----------------
             HOUSEHOLD PRODUCTS (0.8%)
   126,700   Colgate-Palmolive Co..............          9,945,950
     9,700   Tambrands, Inc....................            395,275
                                                 -----------------
                                                        10,341,225
                                                 -----------------
             INDUSTRIALS (0.0%)
     5,500   AlliedSignal, Inc.................            323,125
                                                 -----------------
             INSURANCE (0.4%)
    50,000   American International Group,
               Inc.............................          4,706,250
                                                 -----------------
             LABELS (0.1%)
    17,000   Avery Dennison Corp...............            879,750
                                                 -----------------
             MACHINERY - CONSTRUCTION &
             MATERIALS (0.3%)
    12,000   Johnson Controls, Inc.............            864,000
    70,000   Parker-Hannifin Corp..............          2,441,250
                                                 -----------------
                                                         3,305,250
                                                 -----------------
             MEDICAL PRODUCTS & SUPPLIES (0.3%)
    99,000   Baxter International, Inc.........          4,120,875
                                                 -----------------
             METALS - MISCELLANEOUS (0.4%)
    80,700   Phelps Dodge Corp.................          4,741,125
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             OFFICE EQUIPMENT & SUPPLIES (0.7%)
   200,000   Alco Standard Corp................  $       8,750,000
                                                 -----------------
             OIL DRILLING & SERVICES (1.2%)
   360,000   Dresser Industries, Inc...........          9,720,000
    70,000   Schlumberger, Ltd.................          5,600,000
                                                 -----------------
                                                        15,320,000
                                                 -----------------
             OIL INTEGRATED - DOMESTIC (0.6%)
    70,000   Atlantic Richfield Co.............          8,120,000
                                                 -----------------
             OIL INTEGRATED - INTERNATIONAL (2.8%)
   150,000   Chevron Corp......................          8,681,250
   130,000   Exxon Corp........................         10,692,500
    70,000   Mobil Corp........................          7,726,250
    90,000   Texaco, Inc.......................          7,650,000
                                                 -----------------
                                                        34,750,000
                                                 -----------------
             PHARMACEUTICALS (1.9%)
   128,400   American Home Products Corp.......          7,286,700
   104,800   Lilly (Eli) & Co..................          5,868,800
   102,200   Merck & Co., Inc..................          6,566,350
    63,000   Pfizer, Inc.......................          4,402,125
                                                 -----------------
                                                        24,123,975
                                                 -----------------
             PUBLISHING - NEWSPAPER (0.1%)
    13,000   Gannett Co., Inc..................            853,125
                                                 -----------------
             RAILROADS (0.7%)
   143,100   Conrail, Inc......................          9,373,050
                                                 -----------------
             RETAIL - DEPARTMENT STORES (0.6%)
   100,000   Dayton-Hudson Corp................          3,025,000
   114,000   May Department Stores Co..........          5,115,750
                                                 -----------------
                                                         8,140,750
                                                 -----------------
             RETAIL - SPECIALTY (3.6%)
   500,000   Bed Bath & Beyond, Inc.*..........         10,937,500
   144,000   Home Depot, Inc...................          7,272,000
   189,360   Payless ShoeSource, Inc.*.........          6,130,530
   700,000   Pier 1 Imports, Inc...............         11,812,500
   450,000   Price/Costco, Inc.*...............          9,168,750
                                                 -----------------
                                                        45,321,280
                                                 -----------------
             RETAIL - SPECIALTY APPAREL (0.2%)
   100,000   Gap, Inc..........................          2,975,000
                                                 -----------------
             SAVINGS & LOAN ASSOCIATIONS (1.7%)
   400,000   California Federal Bank*..........          9,050,000
   110,000   Golden West Financial Corp........          6,105,000
   395,000   Roosevelt Financial Group, Inc....          6,320,000
                                                 -----------------
                                                        21,475,000
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             SHIPPING (0.7%)
   365,800   APL Ltd...........................  $       8,550,575
                                                 -----------------
             SHOES (0.7%)
    80,000   Nike, Inc. (Class B)..............          8,230,000
                                                 -----------------
             STEEL & IRON (0.5%)
   637,000   Bethlehem Steel Corp.*............          6,370,000
                                                 -----------------
             TELECOMMUNICATIONS (0.9%)
   130,000   ITT Corp.*........................          7,377,500
    80,000   Newbridge Networks Corp.*
               (Canada)........................          3,480,000
                                                 -----------------
                                                        10,857,500
                                                 -----------------
             TEXTILES - APPAREL MANUFACTURERS (0.1%)
    50,900   Liz Claiborne, Inc................          1,660,613
                                                 -----------------
             TOBACCO (0.9%)
   106,000   Philip Morris Companies, Inc......         11,090,250
                                                 -----------------
             UTILITIES - GAS (0.5%)
   150,000   Williams Companies, Inc...........          6,881,250
                                                 -----------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $533,479,736)....        626,974,256
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             CORPORATE BONDS (16.3%)
             BANKS (3.0%)
 $   5,000   Banque Paribas of New York
               8.35% due 06/15/07..............          5,168,550
     4,950   CoreStates Financial Corp.
               9.625% due 02/15/01.............          5,442,129
     7,000   First Nationwide Bank
               10.00% due 10/01/06.............          7,778,960
     5,000   Fleet Financial Group, Inc.
               8.125% due 07/01/04.............          5,204,400
     5,000   Landeskreditbank NV 7.875% due
               04/15/04 (Germany)..............          5,210,850
     4,000   Midland Bank PLC
               7.625% due 06/15/06
               (United Kingdom)................          4,022,960
     5,000   National Bank of Canada 8.125% due
               08/15/04 (Canada)...............          5,182,900
                                                 -----------------
                                                        38,010,749
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             BROADCAST MEDIA (0.9%)
 $  10,000   Time Warner, Inc.
               9.625% due 05/01/02.............  $      10,943,100
                                                 -----------------
             BROKERAGE (1.2%)
     5,000   Lehman Brothers Holdings,
               Inc. 7.625% due 07/15/99........          5,082,750
     5,000   Lehman Brothers Holdings,
               Inc. 8.75% due 03/15/05.........          5,296,350
     4,950   Paine Webber Group, Inc.
               8.25% due 05/01/02..............          5,116,369
                                                 -----------------
                                                        15,495,469
                                                 -----------------
             CABLE TELEVISION EQUIPMENT (0.4%)
     5,000   Continental Cablevision, Inc.
               8.30% due 05/15/06..............          5,123,200
                                                 -----------------
             FINANCIAL (2.9%)
     3,000   Arkwright CSN Trust -
               144A** 9.625% due 08/15/26......          3,075,000
     5,000   Commercial Credit Co.
               10.00% due 05/15/09.............          5,978,150
     5,000   Price Reit Inc.
               7.25% due 11/01/00..............          4,932,150
     4,950   RHG Finance Corp.
               8.875% due 10/01/05.............          5,097,114
     5,000   Rodamco NV 7.30% due 05/15/05
               (Netherlands)...................          4,971,500
     7,000   Sun Canada Financial Co. -
               144A** 6.625% due 12/15/07......          6,510,000
     5,800   Terra Nova Holdings
               10.75% due 07/01/05
               (United Kingdom)................          6,467,000
                                                 -----------------
                                                        37,030,914
                                                 -----------------
             FINANCIAL SERVICES (2.2%)
     4,835   American Annuity Group
               9.50% due 08/15/01..............          5,076,750
     9,900   Conseco, Inc.
               10.50% due 12/15/04.............         11,288,673
     6,000   Household Finance Corp.
               7.65% due 05/15/07..............          6,082,320
     5,000   Lumbermens Mutual Casualty -
               144A**
               9.15% due 07/01/26..............          5,150,000
                                                 -----------------
                                                        27,597,743
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             FOREIGN GOVERNMENT AGENCY (0.8%)
 $   5,000   Quebec Province 7.125% due
               02/09/24 (Canada)...............  $       4,576,450
     5,000   Quebec Province 8.625% due
               12/01/26 (Canada)...............          5,369,700
                                                 -----------------
                                                         9,946,150
                                                 -----------------
             HOSPITAL MANAGEMENT (0.4%)
     4,900   Columbia/HCA Healthcare
               Corp. 7.50% due 11/15/95........          4,618,250
                                                 -----------------
             INDUSTRIALS (2.8%)
     1,000   Jet Equipment Trust - 144A**
               10.91% due 08/15/14.............          1,120,000
     3,000   Joy Technologies Inc.
               10.25% due 09/01/03.............          3,300,750
     4,950   Lockheed Martin Corp.
               7.70% due 06/15/08..............          5,045,634
     5,000   Mitchell Energy & Development
               Corp.
               8.00% due 07/15/99..............          5,059,250
     5,153   Pennzoil Co.
               10.125% due 11/15/09............          6,060,752
     5,000   Reliance Industries PLC - 144A**
               9.375% due 06/24/26 (India).....          5,150,000
     5,000   Reliance Industries Ltd. - 144A**
               10.50% due 08/06/46 (India).....          5,043,750
     4,950   WMX Technologies Inc.
               7.10% due 08/01/26..............          4,980,938
                                                 -----------------
                                                        35,761,074
                                                 -----------------
             RETAIL - DEPARTMENT STORES (0.4%)
     5,000   Dayton-Hudson Co.
               7.50% due 07/15/06..............          4,968,600
                                                 -----------------
             TELECOMMUNICATIONS (0.7%)
     3,000   TCI Communications, Inc.
               8.75% due 08/01/15..............          2,915,580
     5,000   Tele-Communications, Inc.
               9.80% due 02/01/12..............          5,359,800
                                                 -----------------
                                                         8,275,380
                                                 -----------------
             TOBACCO (0.2%)
     3,000   RJR Nabisco, Inc.
               8.75% due 08/15/05..............          2,945,100
                                                 -----------------
             UTILITIES - ELECTRIC (0.4%)
     4,950   Niagara Mohawk Power
               Corp. 9.25% due 10/01/01........          4,870,157
                                                 -----------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $207,129,655)....        205,585,886
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------

             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (22.5%)
 $   5,000   Federal Home Loan Mortgage Corp.
               6.75% due 02/01/00..............  $       4,993,750
       480   Federal Home Loan Mortgage Corp.
               8.50% due 07/01/02..............            489,510
       206   Federal Home Loan Mortgage Corp.
               9.00% due 08/01/02..............            212,264
     2,500   Private Export Funding Corp. 7.95%
               due 11/01/06....................          2,606,000
     3,000   U.S. Treasury Bond
               6.25% due 08/15/23..............          2,700,937
    15,850   U.S. Treasury Bond
               7.625% due 02/15/25.............         16,954,547
    17,850   U.S. Treasury Bond
               6.875% due 08/15/25.............         17,523,680
    23,000   U.S. Treasury Note
               6.00% due 08/31/97..............         22,996,406
    32,050   U.S. Treasury Note
               6.50% due 04/30/99..............         32,160,172
     5,000   U.S. Treasury Note
               6.375% due 05/15/99.............          5,000,000
    25,000   U.S. Treasury Note
               6.875% due 08/31/99.............         25,300,781
     8,500   U.S. Treasury Note
               7.875% due 11/15/99.............          8,850,625
    35,000   U.S. Treasury Note
               7.75% due 12/31/99..............         36,367,188
     5,000   U.S. Treasury Note
               6.875% due 03/31/00.............          5,060,937
    15,000   U.S. Treasury Note
               6.75% due 04/30/00..............         15,119,531
    25,000   U.S. Treasury Note
               5.625% due 11/30/00.............         24,148,437
     7,000   U.S. Treasury Note
               7.50% due 11/15/01..............          7,278,906
    18,950   U.S. Treasury Note
               5.75% due 08/15/03..............         17,966,969
    15,000   U.S. Treasury Note
               7.25% due 08/15/04..............         15,464,063
     7,000   U.S. Treasury Note
               7.50% due 02/15/05..............          7,330,313
     5,000   U.S. Treasury Note
               6.50% due 05/15/05..............          4,912,500
    10,000   U.S. Treasury Note
               7.00% due 07/15/06..............         10,143,750
                                                 -----------------
             TOTAL U.S. GOVERNMENT & AGENCIES
             OBLIGATIONS
             (IDENTIFIED COST $289,198,174)....        283,581,266
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JULY 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (a) (16.5%)
             U.S. GOVERNMENT AGENCIES
 $  49,300   Federal Home Loan Banks 5.62% due
               08/01/96........................  $      49,300,000
    98,961   Federal Home Loan Mortgage Corp.
               5.18% - 5.21% due
               08/09/96 - 08/15/96.............         98,804,244
    60,000   Tennessee Valley Authority 5.20%
               due 08/02/96 - 08/06/96.........         59,974,000
                                                 -----------------

             TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $208,078,244).....        208,078,244
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,237,885,809) (b)....   105.2%    1,324,219,652

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS..................................    (5.2)      (64,914,879)
                                          -------   --------------

NET ASSETS..............................   100.0%   $1,259,304,773
                                          -------   --------------
                                          -------   --------------

---------------------
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $1,239,843,014; the aggregate gross unrealized appreciation is $107,346,687 and the aggregate gross unrealized depreciation is $22,970,049, resulting in net unrealized appreciation of $84,376,638.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $1,237,885,809)..........................  $1,324,219,652
Cash........................................................          39,461
Receivable for:
    Investments sold........................................      12,725,365
    Interest................................................       9,611,323
    Shares of beneficial interest sold......................       1,413,846
    Dividends...............................................         550,164
    Principal paydowns......................................          13,558
Receivable from affiliate...................................          61,659
Prepaid expenses and other assets...........................          13,389
                                                              --------------

     TOTAL ASSETS...........................................   1,348,648,417
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      86,454,606
    Plan of distribution fee................................       1,036,320
    Shares of beneficial interest repurchased...............         812,502
    Investment management fee...............................         638,563
Accrued expenses and other payables.........................         401,653
                                                              --------------

     TOTAL LIABILITIES......................................      89,343,644
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   1,087,622,356
Net unrealized appreciation.................................      86,333,843
Accumulated undistributed net investment income.............       4,346,240
Accumulated undistributed net realized gain.................      81,002,334
                                                              --------------

     NET ASSETS.............................................  $1,259,304,773
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  78,583,914 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                      $16.02
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1996

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $ 26,559,194
Dividends...................................................    12,772,090
                                                              ------------

     TOTAL INCOME...........................................    39,331,284
                                                              ------------

EXPENSES
Plan of distribution fee....................................     9,851,971
Investment management fee...................................     6,414,184
Transfer agent fees and expenses............................     1,123,176
Registration fees...........................................       211,708
Shareholder reports and notices.............................       123,956
Custodian fees..............................................        79,221
Professional fees...........................................        67,457
Trustees' fees and expenses.................................        19,406
Other.......................................................        15,923
                                                              ------------

     TOTAL EXPENSES.........................................    17,907,002
                                                              ------------

     NET INVESTMENT INCOME..................................    21,424,282
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    97,968,604
Net change in unrealized appreciation.......................    (3,107,509)
                                                              ------------

     NET GAIN...............................................    94,861,095
                                                              ------------

NET INCREASE................................................  $116,285,377
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR
                                                              FOR THE YEAR      ENDED
                                                                  ENDED        JULY 31,
                                                              JULY 31, 1996      1995
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $  21,424,282  $ 18,982,173
Net realized gain...........................................     97,968,604    56,953,694
Net change in unrealized appreciation.......................     (3,107,509)   45,494,865
                                                              -------------  ------------

     NET INCREASE...........................................    116,285,377   121,430,732
                                                              -------------  ------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................    (21,021,721)  (15,997,877)
Net realized gain...........................................    (70,591,947)  (25,273,043)
                                                              -------------  ------------

     TOTAL..................................................    (91,613,668)  (41,270,920)
                                                              -------------  ------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................    357,037,738    (8,813,901)
                                                              -------------  ------------

     TOTAL INCREASE.........................................    381,709,447    71,345,911

NET ASSETS:
Beginning of period.........................................    877,595,326   806,249,415
                                                              -------------  ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $4,346,240 AND $3,987,969, RESPECTIVELY)................  $1,259,304,773 $877,595,326
                                                              -------------  ------------
                                                              -------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund seeks to achieve its objective by actively allocating its assets among major asset categories of equity and fixed-income securities and money market instruments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion exceeding $1 billion but not exceeding $1.5 billion. Effective May 1, 1996, the annual rate was reduced to 0.475% to the portion of daily net assets in excess of $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares; if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $37,253,459 at July 31, 1996. Of this amount, $13,444,602 represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended July 31, 1996, it received approximately $1,662,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1996 aggregated $1,911,012,938 and $1,823,861,647, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $439,350,625 and $365,547,234, respectively. For the same period, the Fund incurred brokerage commissions with DWR of approximately $105,000 for transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $106,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,205. At July 31, 1996, the Fund had an accrued pension liability of $91,788 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          JULY 31, 1996                 JULY 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   15,621,003   $  252,119,338     9,276,510   $137,319,676
Reinvestment of dividends and distributions......................    5,419,616       83,797,500     2,728,962     38,146,103
Shares issued in connection with the acquisition of Dean Witter
 Managed Assets Trust (Note 6)...................................   20,952,000      322,593,266       --             --
                                                                   -----------   --------------   -----------   ------------
                                                                    41,992,619      658,510,104    12,005,472    175,465,779
Repurchased......................................................  (18,698,191)    (301,472,366)  (12,582,171)  (184,279,680)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................   23,294,428   $  357,037,738      (576,699)  $ (8,813,901)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 1996, CONTINUED

6. ACQUISITION OF DEAN WITTER MANAGED ASSETS TRUST

As of the close of business on December 22, 1995, the Fund acquired all the net assets of Dean Witter Managed Assets Trust ("Managed Assets") pursuant to a plan of reorganization approved by the shareholders of Managed Assets on December 19, 1995. The acquisition was accomplished by a tax-free exchange of 20,952,000 shares of the Fund at a net asset value of $15.39 for 30,683,052 shares of Managed Assets. The net assets of the Fund and Managed Assets immediately before the acquisition were $935,510,174 and $322,593,266, respectively, including for Managed Assets, unrealized appreciation of $6,077,572, distributions in excess of net investment income of $158,230 and distributions in excess of net realized gain of $16,410. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,258,103,440.

7. FEDERAL INCOME TAX STATUS

As of July 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible merger expenses. To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1996, paid-in-capital was charged and accumulated undistributed net investment income was credited $113,940.

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                                                                                 OCTOBER 31,
                                                         FOR THE YEAR ENDED JULY 31                                 1988*
                               ------------------------------------------------------------------------------      THROUGH
                                  1996       1995       1994        1993       1992       1991        1990      JULY 31, 1989
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
 of period.................... $   15.87   $  14.43   $  14.59   $   14.39   $  13.09   $  11.65   $   11.37        $ 9.45
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
Net investment income.........      0.30       0.34       0.30        0.26       0.27       0.27        0.23          0.38
Net realized and unrealized
 gain.........................      1.43       1.86       0.22        0.81       1.27       1.50        0.55          1.84
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
Total from investment
 operations...................      1.73       2.20       0.52        1.07       1.54       1.77        0.78          2.22
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
Less dividends and
 distributions from:
   Net investment income......     (0.32)     (0.29)     (0.26)      (0.31)     (0.24)     (0.26)      (0.29)        (0.30)
   Net realized gain..........     (1.26)     (0.47)     (0.42)      (0.56)     --         (0.07)      (0.21)      --
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
Total dividends and
 distributions................     (1.58)     (0.76)     (0.68)      (0.87)     (0.24)     (0.33)      (0.50)        (0.30)
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
Net asset value, end of
 period....................... $   16.02   $  15.87   $  14.43   $   14.59   $  14.39   $  13.09   $   11.65        $11.37
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
                               ----------  ---------  ---------  ----------  ---------  ---------  ----------       ------
TOTAL INVESTMENT RETURN+......     11.47%     16.05%      3.53%       7.59%     11.88%     15.67%       7.21%        23.76%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      1.58%      1.63%      1.62%       1.62%      1.63%      1.59%       1.53%         0.97%(2)(3)
Net investment income.........      1.88%      2.35%      2.03%       1.90%      2.19%      2.37%       2.39%         6.00%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................    $1,259       $878       $806        $783       $441       $238        $196           $48
Portfolio turnover rate.......       174%       179%        90%         98%        79%       140%        101%           70%(1)
Average commission rate
 paid.........................   $0.0597      --         --         --          --         --         --              --

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Fund had borne all its expenses that were assumed or waived by the
     Investment Manager, the above annualized expense and net investment income ratios would have been 1.48% and 5.48%, respectively.

                         SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER STRATEGIST FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Strategist Fund (the "Fund") at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period October 31, 1988 (commencement of operations) through July 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
SEPTEMBER 13, 1996

                      1996 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended July 31, 1996, the Fund paid to its shareholders $0.96 per share from long-term capital gains. For such period 35.48% of the income dividend qualified for the dividends received deduction available to corporations.

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             COMMON STOCKS (53.5%)
             AEROSPACE & DEFENSE (5.7%)
   270,000   General Motors Corp. (Class H)....  $      16,470,000
   194,000   Honeywell, Inc....................         13,992,250
    60,000   Litton Industries, Inc.*..........         11,700,000
   140,000   Lockheed Martin Corp..............         12,880,000
   160,000   McDonnell Douglas Corp............         10,760,000
   280,000   Thiokol Corp......................         15,680,000
                                                 -----------------
                                                        81,482,250
                                                 -----------------
             AIRLINES (0.5%)
    50,000   Continental Airlines, Inc. (Class
               B)*.............................          6,968,750
                                                 -----------------
             ALUMINUM (0.7%)
   150,000   Aluminum Co. of America...........         10,350,000
                                                 -----------------
             APPAREL (0.1%)
    31,000   Liz Claiborne, Inc................          1,305,875
                                                 -----------------
             AUTO PARTS (0.1%)
    18,000   TRW, Inc..........................            913,500
                                                 -----------------
             AUTOMOTIVE (0.7%)
   288,000   Chrysler Corp.....................         10,044,000
    11,700   Ford Motor Co.....................            375,862
                                                 -----------------
                                                        10,419,862
                                                 -----------------
             BANKS (0.8%)
    37,000   Wells Fargo & Co..................         11,275,750
                                                 -----------------
             BANKS - MONEY CENTER (0.8%)
   102,000   Citicorp..........................         11,870,250
                                                 -----------------
             BEVERAGES - SOFT DRINKS (0.6%)
   227,800   PepsiCo Inc.......................          7,944,525
                                                 -----------------
             BROKERAGE (1.0%)
    14,000   Morgan Stanley Group, Inc.........            799,750
   266,666   Travelers Group, Inc..............         13,966,632
                                                 -----------------
                                                        14,766,382
                                                 -----------------
             CABLE/CELLULAR (0.7%)
   550,000   U.S. West Media Group*............         10,243,750
                                                 -----------------
             CHEMICALS (2.0%)
   110,000   Du Pont (E.I.) de Nemours & Co....         12,058,750
   220,000   Monsanto Co.......................          8,332,500
    16,000   PPG Industries, Inc...............            856,000
   150,000   Praxair, Inc......................          6,956,250
                                                 -----------------
                                                        28,203,500
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.7%)
   180,000   Cisco Systems, Inc.*..............  $      12,532,500
   252,400   Comsat Corp.......................          6,814,800
   160,000   Newbridge Networks Corp.*
               (Canada)........................          5,520,000
                                                 -----------------
                                                        24,867,300
                                                 -----------------
             COMPUTER SOFTWARE (1.6%)
   146,800   Microsoft Corp.*..................         14,955,250
   200,000   Oracle Corp.*.....................          7,750,000
                                                 -----------------
                                                        22,705,250
                                                 -----------------
             COMPUTERS (2.0%)
   383,500   Apple Computer, Inc.*.............          6,327,750
   200,000   Dell Computer Corp.*..............         13,225,000
   150,000   Gateway 2000, Inc.*...............          9,150,000
                                                 -----------------
                                                        28,702,750
                                                 -----------------
             COMPUTERS - PERIPHERAL EQUIPMENT (0.6%)
   153,600   Seagate Technology, Inc.*.........          7,910,400
                                                 -----------------
             COMPUTERS - SYSTEMS (2.5%)
   219,500   Diebold, Inc......................         12,950,500
   170,000   Electronic Data Systems Corp......          7,820,000
   112,000   Hewlett-Packard Co................          5,894,000
   300,000   Sun Microsystems, Inc.*...........          9,487,500
                                                 -----------------
                                                        36,152,000
                                                 -----------------
             CONSUMER PRODUCTS (1.6%)
   126,700   Colgate-Palmolive Co..............         12,258,225
   220,000   Tupperware Corp...................         10,312,500
                                                 -----------------
                                                        22,570,725
                                                 -----------------
             ELECTRICAL EQUIPMENT (1.8%)
   129,000   Emerson Electric Co...............         12,738,750
   129,000   General Electric Co...............         13,287,000
                                                 -----------------
                                                        26,025,750
                                                 -----------------
             ELECTRONIC COMPONENTS (0.1%)
    12,000   Johnson Controls, Inc.............          1,032,000
                                                 -----------------
             ENTERTAINMENT/GAMING (1.0%)
   420,000   Circus Circus Enterprises,
               Inc.*...........................         14,805,000
                                                 -----------------
             FINANCIAL SERVICES (1.7%)
   200,000   American Express Co...............         12,475,000
   290,000   Federal National Mortgage
               Assoc...........................         11,455,000
                                                 -----------------
                                                        23,930,000
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             FOODS (1.5%)
    88,000   Campbell Soup Co..................  $       7,304,000
   150,000   General Mills, Inc................         10,162,500
    90,000   Quaker Oats Company (The).........          3,453,750
                                                 -----------------
                                                        20,920,250
                                                 -----------------
             FOREST PRODUCTS, PAPER & PACKAGING (0.6%)
   200,000   Champion International Corp.......          8,375,000
                                                 -----------------
             HARDWARE & TOOLS (0.7%)
   250,000   Black & Decker Corp...............          8,375,000
    36,000   Stanley Works.....................          1,368,000
                                                 -----------------
                                                         9,743,000
                                                 -----------------
             HEALTHCARE - MISCELLANEOUS (1.7%)
   554,000   Humana, Inc.*.....................         10,526,000
   170,000   PacifiCare Health Systems, Inc.
               (Class B)*......................         13,642,500
                                                 -----------------
                                                        24,168,500
                                                 -----------------
             HOSPITAL MANAGEMENT (0.6%)
   214,500   Columbia/HCA Healthcare Corp......          8,472,750
                                                 -----------------
             HOUSEHOLD APPLIANCES (0.2%)
   121,500   Maytag Corp.......................          2,490,750
                                                 -----------------
             INDUSTRIALS (0.0%)
     5,500   AlliedSignal, Inc.................            386,375
                                                 -----------------
             INSURANCE (0.8%)
    95,000   American International Group,
               Inc.............................         11,506,875
                                                 -----------------
             LABELS (0.1%)
    34,000   Avery Dennison Corp...............          1,245,250
                                                 -----------------
             LEISURE (0.5%)
   100,000   Carnival Corp. (Class A)..........          3,675,000
    50,000   Walt Disney Co....................          3,662,500
                                                 -----------------
                                                         7,337,500
                                                 -----------------
             MEDICAL PRODUCTS & SUPPLIES (0.3%)
    99,000   Baxter International, Inc.........          4,566,375
                                                 -----------------
             NATURAL GAS - DISTRIBUTION (0.6%)
   202,500   Williams Companies, Inc...........          8,125,312
                                                 -----------------
             OFFICE EQUIPMENT & SUPPLIES (0.6%)
   200,000   Ikon Office Solutions, Inc........          8,825,000
                                                 -----------------
             OIL DRILLING & SERVICES (0.4%)
   150,000   Dresser Industries, Inc...........          5,081,250
     6,300   Schlumberger, Ltd.................            700,088
                                                 -----------------
                                                         5,781,338
                                                 -----------------

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             OIL INTEGRATED - DOMESTIC (0.5%)
    56,000   Atlantic Richfield Co.............  $       7,406,000
                                                 -----------------
             OIL INTEGRATED - INTERNATIONAL (2.4%)
   133,000   Chevron Corp......................          8,827,875
    80,000   Exxon Corp........................          8,290,000
    62,000   Mobil Corp........................          8,137,500
    79,000   Texaco, Inc.......................          8,364,125
                                                 -----------------
                                                        33,619,500
                                                 -----------------
             PAPER (0.2%)
   100,000   Unisource Worldwide, Inc..........          2,175,000
                                                 -----------------
             PAPER & FOREST PRODUCTS (0.4%)
   150,000   International Paper Co............          6,131,250
                                                 -----------------
             PHARMACEUTICALS (4.6%)
   160,000   Abbott Laboratories...............          8,700,000
   128,400   American Home Products Corp.......          8,137,350
   194,744   Johnson & Johnson.................         11,222,123
   151,000   Lilly (Eli) & Co..................         13,155,875
   102,200   Merck & Co., Inc..................          9,274,650
   400,000   Pharmacia & Upjohn, Inc...........         14,900,000
                                                 -----------------
                                                        65,389,998
                                                 -----------------
             PUBLISHING - NEWSPAPER (0.1%)
    13,000   Gannett Co., Inc..................            996,125
                                                 -----------------
             RETAIL - DEPARTMENT STORES (0.1%)
     4,000   Dayton-Hudson Corp................            150,500
    16,000   May Department Stores Co..........            712,000
                                                 -----------------
                                                           862,500
                                                 -----------------
             RETAIL - SPECIALTY (3.7%)
   470,000   Bed Bath & Beyond, Inc.*..........         12,925,000
   350,000   Costco Companies, Inc.*...........          9,275,000
   144,000   Home Depot, Inc...................          7,128,000
   189,360   Payless ShoeSource, Inc.*.........          7,101,000
   900,000   Pier 1 Imports, Inc...............         16,650,000
                                                 -----------------
                                                        53,079,000
                                                 -----------------
             RETAIL - SPECIALTY APPAREL (0.0%)
    10,000   Gap, Inc..........................            287,500
                                                 -----------------
             SAVINGS & LOAN ASSOCIATIONS (1.0%)
   170,000   Golden West Financial Corp........         11,411,250
   100,000   Great Western Financial Corp......          3,162,500
                                                 -----------------
                                                        14,573,750
                                                 -----------------
             SEMICONDUCTORS (1.8%)
   300,000   Micron Technology, Inc............         10,425,000
   470,000   Teradyne Inc.*....................         14,511,250
                                                 -----------------
                                                        24,936,250
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                               VALUE
------------------------------------------------------------------
             SHIPPING (0.6%)
   345,800   APL Ltd...........................  $       8,299,200
                                                 -----------------
             SHOES (0.6%)
   130,000   Nike, Inc. (Class B)..............          8,823,750
                                                 -----------------
             STEEL (0.6%)
    17,000   Bethlehem Steel Corp.*............            144,500
   150,000   Nucor Corp........................          7,800,000
                                                 -----------------
                                                         7,944,500
                                                 -----------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $558,897,504)....        760,914,167
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             CORPORATE BONDS (25.9%)
             AIRLINES (1.3%)
 $   6,900   America West Airlines, Inc. 6.86%
               due 07/02/04....................          6,839,625
     5,000   United Air Lines, Inc. 10.125% due
               03/22/15........................          5,931,150
     5,000   United Air Lines, Inc. 9.35% due
               04/07/16........................          5,518,750
                                                 -----------------
                                                        18,289,525
                                                 -----------------
             AUTOMOTIVE (0.4%)
     5,000   General Motors Corp. 9.125% due
               07/15/01........................          5,468,950
                                                 -----------------
             AUTOMOTIVE - FINANCE (0.5%)
     6,900   GMAC Pass Thru Asset Trust 97 -
               144A** 6.50% due 01/17/00.......          6,917,250
                                                 -----------------
             BANK HOLDING COMPANIES (1.9%)
     5,000   North Fork Bancorp - 144A** 8.70%
               due 12/15/26....................          5,087,500
     7,500   Provident Bank - 144A** 8.60% due
               12/01/26........................          7,565,625
     4,800   Standard Federal Bancorp 7.75% due
               07/17/06........................          4,980,336
     5,000   U.S. Bancorp Capital - 144A**
               8.27% due 12/15/26..............          5,137,500
     4,000   Union Planters Co. 6.25% due
               11/01/03........................          3,840,480
                                                 -----------------
                                                        26,611,441
                                                 -----------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             BANKS (2.0%)
 $   5,780   Central Fidelity Banks, Inc. 8.15%
               due 11/15/02....................  $       6,108,997
     5,000   First Empire Capital Trust 1
               8.234% due 02/01/27.............          5,043,750
     5,000   First National Bank Corp. 6.50%
               due 01/14/00....................          5,018,750
     5,000   First Nationwide Bank 10.00% due
               10/01/06........................          5,748,700
     6,900   People's Bank-Bridgeport 7.20% due
               12/01/06........................          6,764,070
                                                 -----------------
                                                        28,684,267
                                                 -----------------
             BANKS - INTERNATIONAL (1.5%)
     4,800   Banque Paribas of New York 6.875%
               due 03/01/09....................          4,573,440
     5,000   Dao Heng Bank Ltd. - 144A** (Hong
               Kong) 7.75% due 01/24/07........          5,050,000
     5,000   Merita Bank Ltd. - 144A**
               (Finland) 7.50% due 12/29/49....          5,037,500
     7,000   Skandinaviska Enskilda Banken -
               144A** (Sweden) 8.125% due
               09/06/49........................          7,350,000
                                                 -----------------
                                                        22,010,940
                                                 -----------------
             BROKERAGE (1.5%)
     4,920   Lehman Brothers Holdings, Inc.
               6.625% due 11/15/00.............          4,891,858
     5,000   Lehman Brothers Holdings, Inc.
               8.75% due 03/15/05..............          5,441,750
     5,740   Paine Webber Group, Inc. 8.25% due
               05/01/02........................          6,055,126
     5,000   Paine Webber Group, Inc. 8.875%
               due 03/15/05....................          5,476,250
                                                 -----------------
                                                        21,864,984
                                                 -----------------
             CABLE TELEVISION EQUIPMENT (1.2%)
     5,000   Continental Cablevision, Inc.
               9.50% due 08/01/13..............          5,725,250
    10,000   Tele-Communications, Inc. 9.80%
               due 02/01/12....................         11,063,100
                                                 -----------------
                                                        16,788,350
                                                 -----------------
             CABLE/CELLULAR (0.3%)
     5,000   360 degrees Communication Co.
               7.125% due 03/01/03.............          4,949,100
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             FINANCIAL (0.3%)
 $   4,900   Vesta Capital Trust 1 - 144A**
               8.525% due 01/15/27.............  $       4,955,125
                                                 -----------------
             FINANCIAL SERVICES (4.1%)
     5,000   Advanta Corp. 6.384% due
               08/07/98........................          5,001,650
     3,500   Advanta Corp. 7.28% due
               07/30/01........................          3,554,005
    10,000   Arkwright CSN Trust - 144A**
               9.625% due 08/15/26.............         11,062,500
     6,900   Capital One Bank 8.125% due
               03/01/00........................          7,151,298
     5,400   Commercial Credit Group 7.875 due
               02/01/25........................          5,802,138
     5,000   Firstar Capital Trust I - 144A**
               8.32% due 12/15/26..............          5,125,000
     4,900   Markel Capital Trust I - 144A**
               8.71% due 01/01/46..............          5,004,125
     6,900   MBNA Capital Inc. 8.278% due
               12/01/26........................          6,977,625
     4,000   Pxre Capital Trust I - 144A**
               8.85% due 02/01/27..............          4,055,000
     4,950   RHG Finance Corp. 8.875% due
               10/01/05........................          5,133,348
                                                 -----------------
                                                        58,866,689
                                                 -----------------
             FOREIGN GOVERNMENT BONDS (0.4%)
     5,000   National Bank Hungary (Hungary)
               8.875% due 11/01/13.............          5,408,450
                                                 -----------------
             INSURANCE (2.8%)
     5,000   Associates Corp. N.A. 6.25% due
               03/15/99........................          4,996,800
     5,550   Associates Corp. N.A. 6.375% due
               08/15/99........................          5,550,999
     4,900   Conseco, Inc. 10.50% due
               12/15/04........................          5,787,341
     4,900   Farmers Insurance Exchange -
               144A** 8.50% due 08/01/04.......          5,181,750
     6,800   Jefferson-Pilot Capital Trust A -
               144A** 8.14% due 01/15/46.......          6,791,500

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
 $   5,000   Lumbermens Mutual Casualty -
               144A** 9.15% due 07/01/26.......  $       5,406,250
     5,800   Terra Nova Holdings (United
               Kingdom) 10.75% due 07/01/05....          6,515,140
                                                 -----------------
                                                        40,229,780
                                                 -----------------
             INTERNATIONAL TRADE (0.5%)
     6,900   Guangdong International Trust &
               Investment - 144A** (China)
               8.75% due 10/24/16..............          7,150,125
                                                 -----------------
             MACHINERY & MACHINE TOOLS (1.0%)
     1,000   Jet Equipment Trust - 144A**
               10.91% due 08/15/14.............          1,160,000
     3,000   Joy Technologies Inc. 10.25% due
               09/01/03........................          3,302,250
    10,000   Reliance Industries Ltd. - 144A**
               (India) 10.25% due 01/15/97.....         10,537,500
                                                 -----------------
                                                        14,999,750
                                                 -----------------
             METALS & MINING (0.5%)
     6,900   Freeport-McMoran C & G Co. 7.50%
               due 11/15/06....................          6,807,885
                                                 -----------------
             MISCELLANEOUS (0.5%)
     6,900   Placer Dome, Inc. (Canada) 8.50%
               due 12/31/45....................          6,770,625
                                                 -----------------
             OIL & GAS PRODUCTS (0.7%)
     5,000   Mitchell Energy & Development
               Corp. 8.00% due 07/15/99........          5,121,150
     5,000   Mitchell Energy & Development
               Corp. 6.75% due 02/15/04........          4,797,950
                                                 -----------------
                                                         9,919,100
                                                 -----------------
             PUBLISHING & TELEVISION (0.4%)
     5,000   Time Warner I Inc. 9.125% due
               01/15/13........................          5,444,550
                                                 -----------------
             RAILROAD EQUIPMENT (0.3%)
     4,900   Anixter International Inc. 8.00%
               due 09/15/03....................          4,981,732
                                                 -----------------
             RAILROADS (0.4%)
     5,000   Penn Central Corp. 10.625% due
               04/15/00........................          5,509,500
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST (0.4%)
 $   5,000   Price Reit, Inc. 7.25% due
               11/01/00........................  $       5,038,000
                                                 -----------------
             SAVINGS & LOAN ASSOCIATIONS (0.5%)
     6,800   Great Western Financial Trust II
               8.206% due 02/01/27.............          6,825,500
                                                 -----------------
             STEEL (0.4%)
     5,000   Pohang Iron & Steel Co. (South
               Korea) 7.375% due 05/15/05......          5,042,750
                                                 -----------------
             TELECOMMUNICATIONS (1.1%)
     5,000   British Telecom Finance (United
               Kingdom) 9.625% due 02/15/19....          5,476,550
     3,000   TCI Communications, Inc. 8.75% due
               08/01/15........................          3,038,490
     6,900   Total Access Communication -
               144A** (Thailand) 8.375% due
               11/04/06........................          6,943,125
                                                 -----------------
                                                        15,458,165
                                                 -----------------
             TOBACCO (0.6%)
     4,900   Philip Morris Companies, Inc.
               7.65% due 07/01/08..............          5,013,827
     3,000   RJR Nabisco, Inc. 8.75% due
               08/15/05........................          3,042,120
                                                 -----------------
                                                         8,055,947
                                                 -----------------
             UTILITIES - ELECTRIC (0.4%)
     4,950   Niagara Mohawk Power Corp. 9.25%
               due 10/01/01....................          5,082,462
                                                 -----------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $364,622,983)....        368,130,942
                                                 -----------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.8%)
       394   Federal Home Loan Mortgage Corp.
               8.50% due 07/01/02..............            402,206
       173   Federal Home Loan Mortgage Corp.
               9.00% due 08/01/02..............            176,522

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
 $   2,500   Private Export Funding Corp.
               7.95% due 11/01/06..............  $       2,653,950
     2,000   U.S. Treasury Bond
               6.25% due 08/15/23..............          1,845,740
     2,850   U.S. Treasury Bond
               7.625% due 02/15/25.............          3,114,566
    17,200   U.S. Treasury Note
               5.625% due 11/30/00.............         16,875,264
     9,950   U.S. Treasury Note
               5.75% due 08/15/03..............          9,622,247
    23,000   U.S. Treasury Note
               6.00% due 08/31/97..............         23,058,880
     5,000   U.S. Treasury Note
               6.00% due 08/15/99..............          4,997,200
     5,000   U.S. Treasury Note
               6.375% due 05/15/99.............          5,040,550
    22,050   U.S. Treasury Note
               6.50% due 04/30/99..............         22,298,283
     4,900   U.S. Treasury Note
               6.50% due 08/31/01..............          4,945,668
     3,000   U.S. Treasury Note
               6.50% due 05/15/05..............          3,005,310
    15,000   U.S. Treasury Note
               6.75% due 04/30/00..............         15,264,450
     3,200   U.S. Treasury Note
               6.75% due 08/15/26..............          3,167,648
    25,000   U.S. Treasury Note
               6.875% due 08/31/99.............         25,495,500
     5,000   U.S. Treasury Note
               7.25% due 05/15/04..............          5,238,100
     5,000   U.S. Treasury Note
               7.25% due 08/15/04..............          5,239,500
     7,000   U.S. Treasury Note
               7.50% due 11/15/01..............          7,349,650
     7,000   U.S. Treasury Note
               7.50% due 02/15/05..............          7,448,980
    20,150   U.S. Treasury Note
               7.75% due 12/31/99..............         21,033,376
     8,500   U.S. Treasury Note
               7.875% due 11/15/99.............          8,887,940
                                                 -----------------

             TOTAL U.S. GOVERNMENT & AGENCY
             OBLIGATIONS
             (IDENTIFIED COST $197,939,478)....        197,161,530
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                             VALUE
------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (5.7%)
             U.S. GOVERNMENT AGENCY (a) (5.3%)
 $  75,000   Federal Home Loan Mortgage Corp.
               5.26-5.48% due 02/03/97 -
               02/19/97 (Amortized Cost
               $74,901,678)....................  $      74,901,678

             REPURCHASE AGREEMENT (0.4%)
     5,724   The Bank of New York 5.25% due
               02/03/97 (dated 01/31/97;
               proceeds $5,726,256;
               collateralized by $5,770,860
               Federal Home Loan Mortgage
               Association 6.25% due 11/10/99
               valued at $5,838,227)
               (Identified Cost $5,723,752)....          5,723,752
                                                 -----------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $80,625,430).....         80,625,430
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$1,202,085,395) (b)........       98.9%  1,406,832,069

OTHER ASSETS IN EXCESS OF
LIABILITIES................        1.1      15,114,254
                                 -----   -------------

NET ASSETS.................      100.0%  $1,421,946,323
                                 -----   -------------
                                 -----   -------------

---------------------
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $211,793,190 and the aggregate gross unrealized depreciation is $7,046,516, resulting in net unrealized appreciation of $204,746,674.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $1,202,085,395)..........................  $ 1,406,832,069
Receivable for:
    Investments sold........................................       22,179,630
    Interest................................................       10,776,264
    Shares of beneficial interest sold......................        2,987,838
    Dividends...............................................          552,093
    Principal paydowns......................................           12,698
Prepaid expenses and other assets...........................           73,819
                                                              ---------------

     TOTAL ASSETS...........................................    1,443,414,411
                                                              ---------------

LIABILITIES:
Payable for:
    Investments purchased...................................       18,651,999
    Plan of distribution fee................................        1,047,236
    Shares of beneficial interest repurchased...............          808,516
    Investment management fee...............................          656,092
Accrued expenses and other payables.........................          304,245
                                                              ---------------
     TOTAL LIABILITIES......................................       21,468,088
                                                              ---------------

NET ASSETS:
Paid-in-capital.............................................    1,194,579,660
Net unrealized appreciation.................................      204,746,674
Accumulated undistributed net investment income.............        4,068,904
Accumulated undistributed net realized gain.................       18,551,085
                                                              ---------------

     NET ASSETS.............................................  $ 1,421,946,323
                                                              ---------------
                                                              ---------------

NET ASSET VALUE PER SHARE,
  85,191,684 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                       $16.69
                                                              ---------------
                                                              ---------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $ 22,817,556
Dividends...................................................     4,911,979
                                                              ------------
     TOTAL INCOME...........................................    27,729,535
                                                              ------------

EXPENSES
Plan of distribution fee....................................     6,016,881
Investment management fee...................................     3,772,257
Transfer agent fees and expenses............................       590,197
Registration fees...........................................        54,015
Custodian fees..............................................        39,951
Shareholder reports and notices.............................        39,182
Professional fees...........................................        29,584
Trustees' fees and expenses.................................         6,140
Other.......................................................         5,980
                                                              ------------

     TOTAL EXPENSES.........................................    10,554,187
                                                              ------------

     NET INVESTMENT INCOME..................................    17,175,348
                                                              ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    46,887,807
Net change in unrealized appreciation.......................   118,412,831
                                                              ------------

     NET GAIN...............................................   165,300,638
                                                              ------------

NET INCREASE................................................  $182,475,986
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                              JANUARY 31, 1997    JULY 31, 1996
------------------------------------------------------------------------------------------------
                                                                (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $    17,175,348   $    21,424,282
Net realized gain...........................................        46,887,807        97,968,604
Net change in unrealized appreciation.......................       118,412,831        (3,107,509)
                                                              ----------------   ---------------

     NET INCREASE...........................................       182,475,986       116,285,377
                                                              ----------------   ---------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................       (17,452,684)      (21,021,721)
Net realized gain...........................................      (109,339,056)      (70,591,947)
                                                              ----------------   ---------------

     TOTAL..................................................      (126,791,740)      (91,613,668)
                                                              ----------------   ---------------
Net increase from transactions in shares of beneficial
  interest..................................................       106,957,304       357,037,738
                                                              ----------------   ---------------

     NET INCREASE...........................................       162,641,550       381,709,447

NET ASSETS:
Beginning of period.........................................     1,259,304,773       877,595,326
                                                              ----------------   ---------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $4,068,904 AND $4,346,240, RESPECTIVELY),...............   $ 1,421,946,323   $ 1,259,304,773
                                                              ----------------   ---------------
                                                              ----------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund seeks to achieve its objective by actively allocating its assets among major asset categories of equity and fixed-income securities and money market instruments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at the time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $37,206,400 at January 31, 1997.

The Distributor has informed the Fund that for the six months ended January 31, 1997, it received approximately $825,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 1997 aggregated $937,420,719 and $892,680,557, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $78,691,375 and $167,972,128, respectively.

For the same period, the Fund incurred brokerage commissions with DWR of approximately $29,300 for transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $115,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At January 31, 1997, the Fund had an accrued pension liability of $88,462 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE SIX MONTHS
                                                                              ENDED
                                                                         JANUARY 31, 1997                FOR THE YEAR
                                                                   ----------------------------             ENDED
                                                                                                        JULY 31, 1996
                                                                           (UNAUDITED)            --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   10,937,149   $  184,536,765    15,621,003   $252,119,338
Reinvestment of dividends and distributions......................    7,090,040      114,806,533     5,419,616     83,797,500
Shares issued in connection with the acquisition of Dean Witter
 Managed Assets Trust............................................      --              --          20,952,000    322,593,266
                                                                   -----------   --------------   -----------   ------------
                                                                    18,027,189      299,343,298    41,992,619    658,510,104
Repurchased......................................................  (11,419,419)    (192,385,994)  (18,698,191)  (301,472,366)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    6,607,770   $  106,957,304    23,294,428   $357,037,738
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At July 31, 1996, the Fund had temporary book/tax differences which were primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER STRATEGIST FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                   FOR THE SIX
                                  MONTHS ENDED                 FOR THE YEAR ENDED JULY 31
                                   JANUARY 31,  --------------------------------------------------------
                                      1997         1996        1995       1994       1993        1992
--------------------------------------------------------------------------------------------------------

                                   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.........................   $   16.02    $   15.87   $   14.43   $  14.59   $  14.39   $   13.09
                                      ------    ----------  ----------  ---------  ---------  ----------
Net investment income...........        0.21         0.30        0.34       0.30       0.26        0.27
Net realized and unrealized
 gain...........................        2.08         1.43        1.86       0.22       0.81        1.27
                                      ------    ----------  ----------  ---------  ---------  ----------
Total from investment
 operations.....................        2.29         1.73        2.20       0.52       1.07        1.54
                                      ------    ----------  ----------  ---------  ---------  ----------
Less dividends and distributions
 from:
   Net investment income........       (0.22)       (0.32)      (0.29)     (0.26)     (0.31)      (0.24)
   Net realized gain............       (1.40)       (1.26)      (0.47)     (0.42)     (0.56)     --
                                      ------    ----------  ----------  ---------  ---------  ----------
Total dividends and
 distributions..................       (1.62)       (1.58)      (0.76)     (0.68)     (0.87)      (0.24)
                                      ------    ----------  ----------  ---------  ---------  ----------
Net asset value, end of
 period.........................   $   16.69    $   16.02   $   15.87   $  14.43   $  14.59   $   14.39
                                      ------    ----------  ----------  ---------  ---------  ----------
                                      ------    ----------  ----------  ---------  ---------  ----------
TOTAL INVESTMENT RETURN+........       14.57%(1)     11.47%     16.05%      3.53%      7.59       11.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses........................        1.55%(2)      1.58%      1.63%      1.62%      1.62%       1.63
Net investment income...........        2.53%(2)      1.88%      2.35%      2.03%      1.90%       2.19
SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.......................      $1,422       $1,259        $878       $806       $783        $441
Portfolio turnover rate.........          72%(1)       174%       179%        90%        98%         79%
Average commission rate paid....     $0.0585      $0.0597      --          --         --          --

---------------------
 +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                         SEE NOTES TO FINANCIAL STATEMENTS

APPENDIX
--------------------------------------------------------------------------------

RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
       Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                    BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
       Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             DEAN WITTER STRATEGIST FUND

                              PART C  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

    (a)  FINANCIAL STATEMENTS

         (1)  Financial statements and schedules, included
         in Prospectus (Part A):
                                                                      Page in
                                                                      Prospectus
                                                                      ----------

         Financial Highlights for the period October 31, 1988
         through July 31, 1989 and for the years ended
         July 31, 1990, 1991, 1992, 1993, 1994, 1995 and
         1996 and for the six months ended January 31, 1997 . . . . .      7



         (2)  Financial statements included in the Statement of
         Additional Information (Part B):
                                                                         Page in
                                                                           SAI
                                                                         -------

         Portfolio of Investments at July 31, 1996. . . . . . . . . .      46

         Statement of Assets and Liabilities at
         July 31, 1996. . . . . . . . . . . . . . . . . . . . . . . .      51

         Statement of Operations for the year ended
         July 31, 1996. . . . . . . . . . . . . . . . . . . . . . . .      52

         Statement of Changes in Net Assets for the years
         ended July 31, 1995 and July 31, 1996. . . . . . . . . . . .      53

         Notes to Financial Statements at July 31, 1996 . . . . . . .      54

         Financial Highlights for the period October 31,
         1988 through July 31, 1989 and for the years ended July 31,
         1990, 1991, 1992, 1993, 1994, 1995 and 1996. . . . . . . . .      59

         Portfolio of Investments at January 31, 1997
         (unaudited). . . . . . . . . . . . . . . . . . . . . . . . .      61

         Statement of Assets and Liabilities at January 31,
         1997 (unaudited) . . . . . . . . . . . . . . . . . . . . . .      67

         Statement of Operations for the six months ended
         January 31, 1997 (unaudited) . . . . . . . . . . . . . . . .      67

         Statement of Changes in Net Assets for the six months
         ended January 31, 1997 (unaudited) and for the year
         ended July 31, 1996. . . . . . . . . . . . . . . . . . . . .      68

         Notes to Financial Statements at January 31, 1997
         (unaudited). . . . . . . . . . . . . . . . . . . . . . . . .      69

         Financial Highlights for the years ended July 31,
         1992, 1993, 1994, 1995 and 1996 and for the
         six months ended January 31, 1997 (unaudited). . . . . . . .      73

         (3) Financial statements included in Part C:

         None

    (b)  EXHIBITS:

              1.    --  Form of Instrument Establishing and Designating
                        Additional Classes.

              5.    --  Form of Investment Management Agreement between the
                        Registrant and Dean Witter InterCapital Inc.

              6.(a) -- Form of Distribution Agreement between the Registrant and Dean Witter InterCapital Inc.

              6.(b) -- Form of Multiple-Class Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

              11.   --  Consent of Independent Accountants.

              15.   --  Amended and Restated Plan of Distribution Pursuant to
                        Rule 12b-1.

              27.   --  Financial Data Schedule.

           Other    --  Form of Multiple-Class Plan Pursuant to Rule 18f-3.

-------------------------------
         All other exhibits previously filed and incorporated by reference.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None


Item 26. NUMBER OF HOLDERS OF SECURITIES.

          (1)                                    (2)
                                      Number of Record Holders
     Title of Class                       at June 30, 1997
     --------------                   ------------------------
    Shares of Beneficial Interest             93,102

Item 27. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of
Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

    The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust

 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter High Income Securities
(45) Dean Witter National Municipal Trust
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Mid-Cap Growth Fund
(48) Dean Witter Select Dimensions Investment Series
(49) Dean Witter Balanced Growth Fund
(50) Dean Witter Balanced Income Fund
(51) Dean Witter Hawaii Municipal Trust
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund

(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
 (10)TCW/DW Strategic Income Trust

CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean Witter
                             Services Company Inc. ("DWSC"); Chairman and
                             Director of Dean Witter Trust Company   ("DWTC");
                             Chairman, Director or Trustee, President and
                             Chief Executive Officer of the Dean Witter Funds and Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley, Dean Witter, Discover &
                             Co. ("MSDWD") subsidiaries; Formerly Executive
                             Vice President and Director of Dean Witter,
                             Discover & Co.


Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of MSDWD and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             MSDWD subsidiaries.

Richard M. DeMartini         President and Chief Operating Officer
Director                     of Dean Witter Capital,  a division of DWR;
                             Director of DWR, DWSC, Distributors
                             and DWTC; Trustee of the TCW/DW Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

James F. Higgins             President and Chief Operating Officer of
Director                     Dean Witter Financial; Director of DWR,
                             DWSC, Distributors and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Strategic
Executive Vice               and Administrative Officer of MSDWD; Executive
President, Chief             Vice President and Chief Financial Officer of
Financial Officer and        DWSC and Distributors; Director of DWR,
Director                     DWSC and Distributors.

Christine A. Edwards         Executive Vice President, Chief Legal Officer
Director                     and Secretary of MSDWD; Executive Vice
                             President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                             Distributors.

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

Mitchell M. Merin            President and Chief Strategic Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Strategic Officer            Executive Vice President and Director of DWTC;
                             Executive Vice President and Director of DWR;
                             Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries.

John B. Van Heuvelen         President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWTC.

Barry Fink                   Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
Secretary and General        President, Assistant Secretary and Assistant
Counsel                      General Counsel of Distributors; Vice President,
                             Secretary and General Counsel of the Dean Witter
                             Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone          Senior Vice President of DWSC, Distributors
Senior Vice President        and DWTC and Director of DWTC; Vice President
                             of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny Beth Jones             Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita H. Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.       Vice President of Dean Witter Market Leader
Senior Vice President        Trust.

Rafael Scolari               Vice President of Prime Income Trust.
Senior Vice President

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Jayne M. Stevlingston        Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Kirk Balzer
Vice President               Vice President of Various Dean Witter Funds.

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes               Vice President of Dean Witter
Vice President               Variable Investment Series

Peter Hermann
Vice President               Vice President of various Dean Witter Funds

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President               Vice President of various Dean Witter Funds

Michael Knox
Vice President               Vice President of various Dean Witter Funds

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President               Vice President of various Dean Witter Funds.

Catherine Maniscalco         Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                  Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                 Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                Vice President of Dean Witter Global Short-
Vice President               Term Income Fund Inc.

Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metal and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President               Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine Wickham
Vice President

Item 29.    PRINCIPAL UNDERWRITERS

    (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)     Dean Witter Liquid Asset Fund Inc.
 (2)     Dean Witter Tax-Free Daily Income Trust
 (3)     Dean Witter California Tax-Free Daily Income Trust
 (4)     Dean Witter Retirement Series
 (5)     Dean Witter Dividend Growth Securities Inc.
 (6)     Dean Witter Global Asset Allocation
 (7)     Dean Witter World Wide Investment Trust
 (8)     Dean Witter Capital Growth Securities
 (9)     Dean Witter Convertible Securities Trust
(10)     Active Assets Tax-Free Trust
(11)     Active Assets Money Trust
(12)     Active Assets California Tax-Free Trust
(13)     Active Assets Government Securities Trust
(14)     Dean Witter Short-Term Bond Fund
(15)     Dean Witter Mid-Cap Growth Fund
(16)     Dean Witter U.S. Government Securities Trust
(17)     Dean Witter High Yield Securities Inc.
(18)     Dean Witter New York Tax-Free Income Fund
(19)     Dean Witter Tax-Exempt Securities Trust
(20)     Dean Witter California Tax-Free Income Fund
(21)     Dean Witter Limited Term Municipal Trust
(22)     Dean Witter Natural Resource Development Securities Inc.
(23)     Dean Witter World Wide Income Trust
(24)     Dean Witter Utilities Fund
(25)     Dean Witter Strategist Fund
(26)     Dean Witter New York Municipal Money Market Trust
(27)     Dean Witter Intermediate Income Securities
(28)     Prime Income Trust
(29)     Dean Witter European Growth Fund Inc.
(30)     Dean Witter Developing Growth Securities Trust
(31)     Dean Witter Precious Metals and Minerals Trust
(32)     Dean Witter Pacific Growth Fund Inc.
(33)     Dean Witter Multi-State Municipal Series Trust
(34)     Dean Witter Federal Securities Trust
(35)     Dean Witter Short-Term U.S. Treasury Trust
(36)     Dean Witter Diversified Income Trust
(37)     Dean Witter Health Sciences Trust

(38)     Dean Witter Global Dividend Growth Securities
(39)     Dean Witter American Value Fund
(40)     Dean Witter U.S. Government Money Market Trust
(41)     Dean Witter Global Short-Term Income Fund Inc.
(42)     Dean Witter Value-Added Market Series
(43)     Dean Witter Global Utilities Fund
(44)     Dean Witter High Income Securities
(45)     Dean Witter National Municipal Trust
(46)     Dean Witter International SmallCap Fund
(47)     Dean Witter Balanced Growth Fund
(48)     Dean Witter Balanced Income Fund
(49)     Dean Witter Hawaii Municipal Trust
(50)     Dean Witter Variable Investment Series
(51)     Dean Witter Capital Appreciation Fund
(52)     Dean Witter Intermediate Term U.S. Treasury Trust
(53)     Dean Witter Information Fund
(54)     Dean Witter Japan Fund
(55)     Dean Witter Income Builder Fund
(56)     Dean Witter Special Value Fund
(57)     Dean Witter Financial Services Trust
(58)     Dean Witter Market Leader Trust
 (1)     TCW/DW Core Equity Trust
 (2)     TCW/DW North American Government Income Trust
 (3)     TCW/DW Latin American Growth Fund
 (4)     TCW/DW Income and Growth Fund
 (5)     TCW/DW Small Cap Growth Fund
 (6)     TCW/DW Balanced Fund
 (7)     TCW/DW Total Return Trust
 (8)     TCW/DW Mid-Cap Equity Trust
 (9)     TCW/DW Global Telecom Trust
 (10)    TCW/DW Strategic Income Trust

    (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048.
         None of the following persons has any position or office with the Registrant.


                                        Positions and
                                        Office with
Name                                    Distributors
----                                    -------------

Fredrick K. Kubler                      Senior Vice President, Assistant
                                        Secretary and Chief Compliance
                                        Officer.

Michael T. Gregg                        Vice President and Assistant
                                        Secretary.


Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 17th day of July, 1997.

                                          DEAN WITTER STRATEGIST FUND

                                       By     /s/ Barry Fink
                                          ---------------------------------
                                                  Barry Fink
                                           Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.10 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                     Date
     ----------                    -----                     ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By   /s/Charles A. Fiumefreddo                              7/17/97
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By   /s/Thomas F. Caloia                                    7/17/97
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By  /s/Barry Fink                                           7/17/97
    --------------------------
       Barry Fink
       Attorney-in-Fact


    Michael Bozic              Manuel H. Johnson
    Edwin J. Garn              Michael E. Nugent
    John R. Haire              John L. Schroeder

By   /s/David M. Butowsky                                   7/17/97
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

                                    EXHIBITS:

1.     --   Form of Instrument Establishing and Designating Additional Classes.

5.     --   Form of Investment Management Agreement between the Registrant and
            Dean Witter InterCapital Inc.

6.(a)  --   Form of Distribution Agreement between the Registrant and Dean
            Witter InterCapital Inc.

6.(b)  --   Form of Multiple-Class Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

11.    --   Consent of Independent Accountants.

15.    --   Amended and Restated Plan of Distribution Pursuant to Rule 12b-1.

27.    --   Financial Data Schedule.

Other  --   Form of Multiple-Class Plan Pursuant to Rule 18f-3.